                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                     ____________________________

                               FORM 8-K

                     ___________________________

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):
                          November 20, 1995



              CABLEVISION OF BOSTON LIMITED PARTNERSHIP
        (Exact Name of Registrant as specified in its charter)


                            Massachusetts
                       (State of Organization)


               0-11165                            04-2756091
        (Commission File Number)                (IRS Employer
                                           Identification Number)



            28 Travis Street, Boston, Massachusetts 02134
               (Address of principal executive offices)

         Registrant's telephone number, including area code:
                                 (617) 787-6600

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     Item 5.   Other Events

          On November 20, 1995, a Stipulation of Settlement (the
"Stipulation") was entered into with respect to the lawsuit filed on October 5, 1994 by Joel G. Lippe against Cablevision Systems Corp., Charles F. Dolan, Cablevision of Boston Limited Partnership (the "Company"), Cablevision
Systems Boston Corp., Cablevision of Brookline Limited Partnership,
Cablevision Systems Brookline Corp., Cablevision Systems Services Corp., Cablevision Finance Limited Partnership, COB, Inc. and Cablevision of Boston, Inc. The filing of the lawsuit was the subject of the Company's Current
Report on Form 8-K dated October 19, 1994. A copy of the Stipulation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

     Item 7.   Financial Statements, PRO FORMA Financial
               Information and Exhibits.

     (c) The following exhibits are filed as a part of this report on Form 8-K:

     99.1 Stipulation of Settlement, dated November 20, 1995, in the action captioned Joel G. Lippe v. Cablevision Systems Corp., Charles F. Dolan, Cablevision of Boston Limited Partnership, Cablevision Systems Boston Corp., Cablevision of Brookline Limited Partnership, Cablevision Systems Brookline Corp., Cablevision Systems Services Corp., Cablevision Finance Limited Partnership, COB, Inc. and Cablevision of Boston, Inc.

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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    CABLEVISION OF BOSTON LIMITED PARTNERSHIP



                      By:  /s/ Barry J. O'Leary
                         ------------------------------
                         Barry J. O'Leary
                         Senior Vice President, Finance
                         and Treasurer


Dated:  November 21, 1995

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                             Index to Exhibits
                             -----------------


Exhibit No.         Description                     Page No.
-----------         -----------                     --------
     99.1      Stipulation of Settlement,
               dated November 20, 1995, in
               the action captioned
               Joel G. Lippe v. Cablevision
               Systems Corp., Charles F. Dolan,
               Cablevision of Boston Limited
               Partnership, Cablevision Systems
               Boston Corp., Cablevision of
               Brookline Limited Partnership,
               Cablevision Systems Brookline
               Corp., Cablevision Systems
               Services Corp., Cablevision
               Finance Limited Partnership, COB,
               Inc. and Cablevision of Boston, Inc.


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